Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of River Rock Entertainment Authority (the “Authority”) on Form 10-K for the year ending December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers does hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Authority.

By:	/s/ David Fendrick
David Fendrick
Chief Executive Officer
March 29, 2011

By:	/s/ Joseph R. Callahan
Joseph R. Callahan
Chief Financial Officer
March 29, 2011

A signed original of this written statement required by Section 906 has been provided to the River Rock Entertainment Authority and will be retained by the River Rock Entertainment Authority and furnished to the Securities and Exchange Commission or its staff upon request.